Exhibit 99.1

VESTING EXTENSION AGREEMENT

THIS VESTING EXTENSION AGREEMENT is entered into as of February 1, 2016, by BOINGO WIRELESS, INC., a Delaware corporation (the “Company”), and [    ] (the “Executive”).

RECITALS

WHEREAS, on March 3, 2014, the Company granted Executive restricted stock units (“RSUs”) covering [    ] shares of the Company’s Common Stock under the Company’s 2011 Equity Incentive Plan (the “Plan”) and a Notice of Stock Unit Award and Stock Unit Agreement, with such RSUs vesting in a series of 12 successive equal quarterly installments over Executive’s continuous Service (as defined in the Plan) measured from March 1, 2014, and becoming fully vested upon continuous Service through March 1, 2017 (the “2014 Service RSUs”);

WHEREAS, on March 3, 2014, the Company granted Executive RSUs covering [    ] shares of the Company’s Common Stock under the Plan and a Notice of Stock Unit Award (Performance Stock Units) and Stock Unit Agreement, with only [    ] of such RSUs (80% of the original grant) eligible to vest based on the determination of annual revenue growth during the fiscal year ended December 31, 2014, and such RSUs vesting with respect to 33 1/3% of the shares on March 1, 2015, and with respect to the balance in a series of 8 successive equal quarterly installments over Executive’s continuous Service measured from March 1, 2015, and becoming fully vested upon continuous Service through March 1, 2017 (the “2014 Performance RSUs”);

WHEREAS, on February 27, 2015, the Company granted Executive RSUs covering [    ] shares of the Company’s Common Stock under the Plan and a Notice of Stock Unit Award and Stock Unit Agreement, with such RSUs vesting in a series of 12 successive equal quarterly installments over Executive’s continuous Service measured from March 1, 2015, and becoming fully vested upon continuous Service through March 1, 2018 (the “2015 Service RSUs”);

WHEREAS, on February 27, 2015, the Company granted Executive RSUs covering [    ] shares of the Company’s Common Stock under the Plan and a Notice of Stock Unit Award (Performance Stock Units) and Stock Unit Agreement, with all [    ] of such RSUs (100% of the original grant) eligible to vest based on the determination of annual revenue growth during the fiscal year ended December 31, 2015, and such RSUs vesting with respect to 33 1/3% of the shares on March 1, 2016, and with respect to the balance in a series of 8 successive equal quarterly installments over Executive’s continuous Service measured from March 1, 2016, and becoming fully vested upon continuous Service through March 1, 2018 (the “2015 Performance RSUs” and together with the 2014 Service RSUs, 2014 Performance RSUs, and 2015 Service RSUs, the “Awards”);

WHEREAS, as of March 2, 2016, the 2014 Service RSUs will remain unvested with respect to [    ] shares of the Company’s Common Stock, the 2014 Performance RSUs will remain unvested with respect to [    ] shares of the Company’s Common Stock, the 2015 Service RSUs will remain unvested with respect to [    ] shares of the Company’s Common Stock, and the

2015 Performance RSUs will remain unvested with respect to [    ] shares of the Company’s Common Stock;

WHEREAS, based on the approximate current value of [$    ] per share of the Company’s Common Stock, as of March 2, 2016, the unvested portion of the 2014 Service RSUs is estimated to have a value of [$    ], the unvested portion of the 2014 Performance RSUs is estimated to have a value of [$    ], the unvested portion of the 2015 Service RSUs is estimated to have a value of [$    ], the unvested portion of the 2015 Performance RSUs is estimated to have a value of [$    ], with the Awards having a combined estimated value of [$    ];

WHEREAS, for Federal income tax purposes, the Awards are deemed to be subject to a “substantial risk of forfeiture” until the Executive satisfies the requirement to provide continuous Service to the Company through each vesting date originally specified for each of the Awards;

WHEREAS, Treasury Regulation Section 1.409A-1(d)(1) provides that an extension of a substantial risk of forfeiture beyond the date on which the employee otherwise could have elected to receive the amount on account of its original vesting schedule is disregarded, unless the present value of the amount subject to the substantial risk of forfeiture is materially greater than the amount the employee could have received absent the newly-imposed substantial risk of forfeiture;

WHEREAS, in exchange for a new award of RSUs from the Company covering [    ] shares of the Company’s Common Stock (the “New Award”), with a present value of [$    ] based on the [$    ] approximate current value of the Company’s Common Stock, the Executive has consented to amend the Awards so that all amounts originally scheduled to vest after March 1, 2016 will not become vested until the last day each such Award would have vested under its original terms; and

WHEREAS, the New Award is intended to provide the Executive with the opportunity to receive an amount of compensation that is materially greater, on a present value basis, than the present value of the compensation the Executive would otherwise be entitled to elect to receive under the original vesting schedule applicable to the Awards, within the meaning of Treasury Regulation Section 1.409A-1(d)(1).

* * * * *

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             In exchange for the right to receive the New Award, the vesting schedule of the Awards, respectively, be and hereby is amended as follows:

	Number of Units	Original Vesting Date	New Vesting Date
2014 Service RSUs	[ ]	June 1, 2016	March 1, 2017
	[ ]	September 1, 2016	March 1, 2017
	[ ]	December 1, 2016	March 1, 2017
	[ ]	March 1, 2017	March 1, 2017

2014 Performance RSUs	[ ]	June 1, 2016	March 1, 2017
	[ ]	September 1, 2016	March 1, 2017
	[ ]	December 1, 2016	March 1, 2017
	[ ]	March 1, 2017	March 1, 2017

2015 Service RSUs	[ ]	June 1, 2016	March 1, 2018
	[ ]	September 1, 2016	March 1, 2018
	[ ]	December 1, 2016	March 1, 2018
	[ ]	March 1, 2017	March 1, 2018
	[ ]	June 1, 2017	March 1, 2018
	[ ]	September 1, 2017	March 1, 2018
	[ ]	December 1, 2017	March 1, 2018
	[ ]	March 1, 2018	March 1, 2018

2015 Performance RSUs	[ ]	June 1, 2016	March 1, 2018
	[ ]	September 1, 2016	March 1, 2018
	[ ]	December 1, 2016	March 1, 2018
	[ ]	March 1, 2017	March 1, 2018
	[ ]	June 1, 2017	March 1, 2018
	[ ]	September 1, 2017	March 1, 2018
	[ ]	December 1, 2017	March 1, 2018
	[ ]	March 1, 2018	March 1, 2018

2.             As a result of the foregoing amendment, the Executive will need to provide continuous Service (as defined in the Plan) through March 1, 2017 in order to vest in all shares subject to the 2014 Service RSUs and 2014 Performance RSUs, and will need to provide continuous Service (as defined in the Plan) through March 1, 2018 in order to vest in all shares subject to the 2015 Service RSUs and 2015 Performance RSUs.  [Notwithstanding the foregoing, should the Executive experience an Involuntary Termination (as defined in the letter agreement between the Executive and the Company (the “Employment Agreement”)), either prior to a Change in Control (as defined in the Employment Agreement) or more than 12 months after such a Change in Control, the percentage of the 2014 Service RSUs and 2015 Service RSUs and the percentage of 2014 Performance RSUs and 2015 Performance RSUs (determined at 100% of target if before the date that the Company’s Compensation Committee determines achievement of such award (such date, the “Determination Date”), and on the basis of actual achievement if on or after the Determination Date) that will vest will be equal to the quotient obtained by dividing the (i) the number of whole quarters of continuous service between the original vesting commencement date associated with the Award and the date of the Involuntary Termination after giving the Executive credit for an additional [    ] quarters of continuous service following the original vesting commencement date associated with the Award, by (ii) 12; provided that no more than the total number of 2014 Service RSUs and 2015 Service RSUs and the total number of 2014 Performance RSUs and 2015 Performance RSUs (determined at 100% of target if before the Determination Date, and on the basis of actual achievement if on or after the Determination Date) will vest in connection with such Involuntary Termination. Should the Executive experience an Involuntary Termination (as defined in the Employment Agreement) within 12 months following a Change in Control (as defined in the Employment Agreement), the Executive will receive full service credit under the Awards, and will be fully vested in the 2014 Service RSUs and 2015 Service RSUs and fully vested in the 2014 Performance RSUs and 2015 Performance RSUs (determined at 100% of target if before the Determination Date, and on the basis of actual achievement if on or after the Determination Date).]

3.             The parties intend that this Vesting Extension Agreement and the Awards amended hereunder continue to remain exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, to the extent consistent with the provisions hereof. This Vesting Extension Agreement shall be construed, administered, and governed in a manner consistent with this intent.

IN WITNESS WHEREOF, each of the parties has executed this Vesting Extension Agreement as of the day and year first above written.

[ ]	BOINGO WIRELESS, INC.

By:

Title: